EXHIBIT 10.1

AMENDMENT NUMBER SIX
TO THE
INTERNATIONAL PAPER COMPANY
PENSION RESTORATION PLAN
FOR SALARIED EMPLOYEES
(as amended and restated effective as of January 1, 2009)

WHEREAS, effective as of January 1, 2009, the International Paper Company Pension
Restoration Plan for Salaried Employees (the "Plan") was amended and restated in its entirety;
WHEREAS, pursuant to Section 5.02 of the Plan the Company reserves the right to amend, modify, or terminate the Plan at any time;
WHEREAS, the undersigned is the "Plan Administrator" of the Plan within the meaning of Section 5.01 of the Plan; and
WHEREAS, on July 11, 2016, the Management Development and Compensation Committee of the Board of Directors delegated its authority to review and approve non-substantive changes to the nonqualified plans of the Company to the administrator for each of such plans;
NOW, THEREFORE, the Plan is amended effective as of January 1, 2020, with application to any Eligible Participant who dies while he or she is actively employed on or after such date, as follows:

1. Article IV of the Plan is hereby amended by adding the following new Section 4.08:
4.08 Pre-Retirement Death Benefit for an Unmarried Participant. In the event an Eligible Participant dies while actively employed before his Designated Retirement Date and is not married on the date of his death, a death benefit in the form of a lump sum payment shall be paid to his beneficiary named or otherwise determined under the Pension Plan. The amount of such death benefit shall be based on the Eligible Participant's benefit amount determined under Section 3.01, and calculated on the basis of the provisions described under Section 9.05 of the Retirement Plan of International Paper Company as amended. Such death benefit shall be paid as soon as administratively possible after the Plan Administrator receives notification of the death of the Eligible Participant.

EXHIBIT 10.1

2. In all respects not amended, the Plan is hereby ratified and confirmed.
IN WITNESS WHEREOF, this amendment is executed this 29th day of January,
2020.
INTERNATIONAL PAPER COMPANY
By:     /s/ Mark M. Azzarello

Name: Mark M. Azzarello
Title:    Vice President, Global Compensation and Benefits and Plan Administrator of the International Paper Company Pension Restoration Plan For Salaried Employees
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